UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017

Walter Investment Management Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

(Address of principal executive offices, including zip code)

(844) 714-8603

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 9, 2017, Walter Investment Management Corp. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”) entered into Amendment No. 1 (the “Amendment”) to the Amended and Restated Section 382 Rights Agreement, dated as of November 11, 2016, between the Company and the Rights Agent (as amended, the “Rights Agreement”).

The Rights Agreement previously defined the Final Expiration Date as the earliest to occur of (i) the close of business on November 11, 2017, (ii) the repeal of Section 382 or any successor statute if the Board of Directors of the Company (the “Board”) determines that the Rights Agreement is no longer necessary for the preservation of Tax Benefits (as defined in the Rights Agreement) or (iii) the beginning of a taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward.

The Amendment extends the first prong of the definition of Final Expiration Date by one year, from November 11, 2017 to November 11, 2018, and amends paragraph eight of the Form of Summary of Rights, attached as Exhibit C to the Rights Agreement, so that reference to November 11, 2017 is replaced with November 11, 2018.

The foregoing description of the Amendment is subject to, and qualified in its entirety by reference to, the full text of the Amendment, which is filed as Exhibit 4.1 and is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The description of the Amendment included under Item 1.01 is incorporated by reference into this Item 3.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment No. 1, dated as of November 9, 2017, to the Amended and Restated Section 382 Rights Agreement, dated as of November 11, 2016, between Walter Investment Management Corp. and Computershare Trust Company, N.A., as Rights Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walter Investment Management Corp.

Date: November 9, 2017	By:	/s/ John J. Haas
John J. Haas, General Counsel, Chief Legal Officer and Secretary